UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

110 Veterans Memorial Boulevard
Metairie, Louisiana 70005
(Address of principal executive offices) (Zip Code)

(504) 837-5880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure (Information Provided Under Item 12).
SIGNATURE
EXHIBIT INDEX
EX-4.1 Amendment No. 1 to Credit Agreement
EX-99.1 Press Release

Item 5. Other Events.

     On May 1, 2003, the Company issued a press release announcing the refinancing of its Remarketable Or Redeemable Securities. A copy of this press release is attached hereto as Exhibit 99.1.

     The Company is also filing herewith Amendment No. 1 to the Credit Agreement dated April 25, 2003 by and among the Company, Empresas Stewart-Cementerios and Empresas Stewart-Funerarias, as Borrowers, Bank of America, N.A., as Administrative Agent and the other Lenders party thereto, relating to the Company’s senior secured credit facility.

Item 7. Financial Statements and Exhibits.

    (c) Exhibits

Exhibit
Number	Description
4.1	Amendment No. 1 to Credit Agreement dated April 25, 2003
99.1	Press release by Stewart Enterprises, Inc. dated May 1, 2003 announcing the refinancing of Remarketable Or Redeemable Securities

Item 9. Regulation FD Disclosure (Information Provided Under Item 12).

     In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the information in this Form 8-K, which is also intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC.

May 1, 2003	/s/ Michael G. Hymel

Michael G. Hymel Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Amendment No. 1 to Credit Agreement dated April 25, 2003
99.1	Press release by Stewart Enterprises, Inc. dated May 1, 2003 announcing the refinancing of Remarketable Or Redeemable Securities